[Final Form]
EXHIBIT 10.6
SUMMIT MIDSTREAM CORPORATION
2024 LONG-TERM INCENTIVE PLAN
DIRECTOR STOCK AGREEMENT

Pursuant to this Director Stock Agreement, dated as of [_____] (inclusive of the Grant Notice and Terms and Conditions of the Stock Grant, this “Agreement”), Summit Midstream Corporation (the “Company”) hereby grants to [_____] (the “Participant”) the following Stock Award pursuant and subject to the terms and conditions of this Agreement and the Summit Midstream Corporation 2024 Long-Term Incentive Plan (the “Plan”), the terms and conditions of which are hereby incorporated into this Agreement by reference. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall control. Except as otherwise expressly provided herein, all capitalized terms used in this Agreement, but not otherwise defined herein, shall have the meanings provided in the Plan.

Notwithstanding any provision of this Agreement, if the Participant has not executed this Agreement within ninety (90) days following the Grant Date, the Participant will be deemed to have accepted this Award, subject to all of the terms and conditions of this Agreement and the Plan.

GRANT NOTICE
Subject to the terms and conditions of this Agreement, the principal features of this Award are as follows:
Number of Shares of Stock: [_____] shares of Stock
Grant Date: [_____], 20[ ]
Vesting of the Award: All shares of Stocks subject to the Stock Award are fully vested as of the Grant Date.

|

TERMS AND CONDITIONS OF THE STOCK GRANT
1.Grant. The Company hereby grants to the Participant, as of the Grant Date, an award of shares of Stock as set forth in the Grant Notice, subject to all of the terms and conditions contained in this Agreement and the Plan. For the avoidance of doubt, the shares of Stock granted hereunder are not subject to forfeiture restrictions and, as soon as administratively practicable following the Grant Date, such shares of Stock shall be issued in accordance with Section 3 hereof.
2.Tax Withholding. The Participant shall be solely responsible for all applicable income and self-employment taxes and other wage deductions incurred in connection with the grant or disposition of the shares of Stock subject to this Agreement. Unless required to do so by applicable law, the Company and its Affiliates shall not pay or withhold any federal, state, local, foreign or other taxes of any kind with respect thereto.
3.Delivery of Shares of Stock. Unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to the Participant certificates evidencing shares of Stock issued pursuant to this Agreement and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or equity plan administrator). All certificates for shares of Stock issued pursuant to this Agreement and all shares of Stock issued pursuant to book entry procedures hereunder shall be subject to such stop transfer orders and other restrictions as the Company may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such shares of Stock are then listed, and any applicable federal or state laws, and the Company may cause a legend or legends to be inscribed on any such certificates or book entry to make appropriate reference to such restrictions. In addition to the terms and conditions provided herein, the Company may require that the Participant make such covenants, agreements, and representations as the Company, in its sole discretion, deems advisable in order to comply with any such laws, regulations, or requirements.
4.No Right to Continued Service or Awards. Nothing in this Agreement or in the Plan shall be construed as giving the Participant the right to be retained in the employ or service of the Company or any Affiliate thereof. Furthermore, the Company and its Affiliates may at any time dismiss the Participant from the Participant’s services free from any liability or any claim under the Plan or this Agreement, unless otherwise expressly provided in the Plan, this Agreement or any other written agreement between the Participant and the Company or an Affiliate thereof. The grant of the shares of Stock is a one-time benefit that was made at the sole discretion of the Company and does not create any contractual or other right to receive a grant of Awards or benefits in the future in lieu of Awards in the future, including any adjustment to wages, overtime, benefits or other compensation. Any future Awards will be granted at the sole discretion of the Company.
5.Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this

Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.
6.Tax Consultation. None of the Board, the Committee, the Company nor any of its Affiliates or any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) has made any warranty or representation to the Participant with respect to any tax consequences of the issuance or disposition of the shares of Stock or the transactions contemplated by this Agreement, and the Participant represents that the Participant is in no manner relying on such entities or their representatives for tax advice or an assessment of such tax consequences. The Participant understands that the Participant may suffer adverse tax consequences in connection with the shares of Stock granted pursuant to this Agreement. The Participant represents that the Participant has consulted with any tax consultants that the Participant deems advisable in connection with the shares of Stock.
7.Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, any and all regulations and rules promulgated by the SEC thereunder, and all applicable state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the shares of Stock are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
8.Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer contained herein, this Agreement shall be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
9.Governing Law. The validity, construction, and effect of this Agreement and any rules and regulations relating to this Agreement shall be determined in accordance with the laws of the State of Delaware without regard to its conflicts of laws principles.
10.Consent to Jurisdiction and Services of Process; Appointment of Agent. EACH PARTY TO THIS AGREEMENT HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE AND OF THE STATE COURTS LOCATED IN THE STATE OF DELAWARE AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SHARES OF STOCK, SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY (a) CONSENTS TO SUBMIT HIMSELF, HERSELF OR ITSELF TO THE PERSONAL JURISDICTION OF SUCH COURTS FOR SUCH ACTIONS OR PROCEEDINGS, (b) AGREES THAT HE, SHE OR IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (c) AGREES THAT HE, SHE OR IT WILL NOT BRING ANY SUCH ACTION OR PROCEEDING IN ANY COURT OTHER THAN SUCH COURTS. EACH PARTY ACCEPTS FOR HIMSELF, HERSELF OR ITSELF AND IN CONNECTION WITH SUCH

PARTY’S PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE AND IRREVOCABLE JURISDICTION AND VENUE OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH ACTIONS OR PROCEEDINGS. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
11.Headings. Headings are given to the sections and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision hereof.
12.Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports and all other forms of communications) in connection with this and any other Award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which the Participant has access, or to the Participant’s account with the Company’s equity plan administrator. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that the Participant’s electronic signature is the same as, and shall have the same force and effect as, the Participant’s manual signature.
13.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
[Signature page follows]

The Participant’s signature below indicates the Participant’s agreement with and understanding that this Award is subject to all of the terms and conditions contained in the Plan, in this Agreement and the Grant Notice, and that, in the event that there are any inconsistencies between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall control. The Participant further acknowledges that the Participant has read and understands the Plan and this Agreement, which contain the specific terms and conditions of this grant of shares of Stock. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Agreement or the Grant Notice.
SUMMIT MIDSTREAM CORPORATION
a Delaware corporation
By: __________________________________
Name: James Johnston
Title: EVP, General Counsel, Chief Compliance Officer and Secretary

PARTICIPANT

____________________________________
[_____]
[Signature Page to Agreement]